Exhibit 4.18

Power of Attorney

Pucheng Credit Assessment and Management (Beijing) Co., Ltd. (the “Company”), a limited liability company organized and existing under the laws of China, with its address at Room 1601, Floor 13, Building 1, West Dawang Street, Chaoyang District, Beijing, and a holder of 73.47% of the entire registered capital in Yiren Financial Information Services (Beijing) Co., Ltd. (“Yiren Financial”) as of the date when the Power of Attorney is executed, hereby irrevocably authorize Chongqing Heng Yu Da Technology Co., Ltd. (“WFOE”) to exercise the following rights relating to all equity interests held by the Company now and in the future in Yiren Financial (the “Company’s Shareholding”) during the term of this Power of Attorney:

The WFOE is hereby authorized to act on the Company’s behalf as the Company’s exclusive agent and attorney with respect to all matters concerning The Company’s Shareholding, including but not limited to: 1) attending shareholders’ meetings of Yiren Financial; 2) exercising all the shareholder’s rights and shareholder’s voting rights that I am entitled to under the relevant PRC laws and Yiren Financial’s Articles of Association, including but not limited to the sale, transfer, pledge, or disposition of the Company’s Shareholding in part or in whole; and 3) designating and appointing on the Company’s behalf the legal representative, directors, supervisors, chief executive officer, and other senior management members of Yiren Financial.

Without limiting the generality of the powers granted hereunder, the WFOE shall have the power and authority to, on the Company’s behalf, execute all the documents I shall sign as stipulated in the Exclusive Option Agreement entered into by and among the Company, the WFOE, and Yiren Financial on December 19, 2019 and the Equity Pledge Agreement entered into by and among the Company, the WFOE, and Yiren Financial on December 19, 2019 (including any modifications, amendments, and restatements thereto, collectively referred to as the “Transaction Documents”), and perform the terms of the Transaction Documents.

All the actions associated with  the Company’s Shareholding conducted by the WFOE shall be deemed as the Company’s own actions, and all the documents related to The Company’s Shareholding executed by the WFOE shall be deemed as executed by the Company.  I hereby acknowledge and ratify those actions and/or documents by the WFOE.

The WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to the Company or obtaining the Company’s consent. If required by PRC laws, the WFOE shall designate a PRC citizen to exercise the aforementioned rights.

During the period that the Company is a shareholder of Yiren Financial, this Power of Attorney shall be irrevocable and continuously effective and valid from the date of execution of this Power of Attorney.

During the term of this Power of Attorney, I hereby waive all the rights associated with the Company’s Shareholding, which have been authorized to the WFOE through this Power of Attorney, and the Company itself shall not exercise such rights.

This Power of Attorney is written in Chinese and English.  The Chinese version and English version shall have equal legal validity.

Pucheng Credit Assessment and Management (Beijing) Co., Ltd.

By:	/s/ Ning Tang
Name:	Ning TANG
Title:	Legal Representative

Date: December 19, 2019

Accepted by:

Chongqing Heng Yu Da Technology Co., Ltd.

By:	/s/ Ning Tang
Name:	Ning TANG
Title:	Legal Representative

Acknowledged by:

Yiren Financial Information Services (Beijing) Co., Ltd.

By:	/s/ Ning Tang
Name:	Ning TANG
Title:	Legal Representative

Power of Attorney

I, Ning TANG, a People’s Republic of China (“China” or the “PRC”) citizen with PRC Identification Card No.: *****, and a holder of 10.61% of the entire registered capital in Yiren Financial Information Services (Beijing) Co., Ltd. (“Yiren Financial”) as of the date when the Power of Attorney is executed, hereby irrevocably authorize Chongqing Heng Yu Da Technology Co., Ltd. (“WFOE”) to exercise the following rights relating to all equity interests held by me now and in the future in Yiren Financial (“My Shareholding”) during the term of this Power of Attorney:

The WFOE is hereby authorized to act on my behalf as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including but not limited to: 1) attending shareholders’ meetings of Yiren Financial; 2) exercising all the shareholder’s rights and shareholder’s voting rights that I am entitled to under the relevant PRC laws and Yiren Financial’s Articles of Association, including but not limited to the sale, transfer, pledge, or disposition of My Shareholding in part or in whole; and 3) designating and appointing on my behalf the legal representative, directors, supervisors, chief executive officer, and other senior management members of Yiren Financial.

Without limiting the generality of the powers granted hereunder, the WFOE shall have the power and authority to, on my behalf, execute all the documents I shall sign as stipulated in the Amended and Restated Exclusive Option Agreement entered into by and among myself, the WFOE, and Yiren Financial on December 19, 2019 and the Amended and Restated Equity Pledge Agreement entered into by and among me, the WFOE, and Yiren Financial on December 19, 2019 (including any modifications, amendments, and restatements thereto, collectively referred to as the “Transaction Documents”), and perform the terms of the Transaction Documents.

All the actions associated with My Shareholding conducted by the WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by the WFOE shall be deemed as executed by me.  I hereby acknowledge and ratify those actions and/or documents by the WFOE.

The WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. If required by PRC laws, the WFOE shall designate a PRC citizen to exercise the aforementioned rights.

During the period that I am a shareholder of Yiren Financial, this Power of Attorney shall be irrevocable and continuously effective and valid from the date of execution of this Power of Attorney.

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to the WFOE through this Power of Attorney, and shall not exercise such rights by myself.

This Power of Attorney is written in Chinese and English.  The Chinese version and English version shall have equal legal validity.

I entered into a Power of Attorney dated May 17, 2018 (the “Prior Power of Attorney”), which will be terminated and replaced in its entirety and in all aspects by this Power of Attorney.

Ning TANG

By:	/s/ Ning Tang
Date:	December 19, 2019

Accepted by:

Chongqing Heng Yu Da Technology Co., Ltd.

By:	/s/ Ning Tang
Name:	Ning TANG
Title:	Legal Representative

Acknowledged by:

Yiren Financial Information Services (Beijing) Co., Ltd.

By:	/s/ Ning Tang
Name:	Ning TANG
Title:	Legal Representative

Power of Attorney

I, Fanshun KONG, a People’s Republic of China (“China” or the “PRC”) citizen with PRC Identification Card No.: *****, and a holder of 7.96% of the entire registered capital in Yiren Financial Information Services (Beijing) Co., Ltd. (“Yiren Financial”) as of the date when the Power of Attorney is executed, hereby irrevocably authorize Chongqing Heng Yu Da Technology Co., Ltd. (“WFOE”) to exercise the following rights relating to all equity interests held by me now and in the future in Yiren Financial (“My Shareholding”) during the term of this Power of Attorney:

The WFOE is hereby authorized to act on my behalf as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including but not limited to: 1) attending shareholders’ meetings of Yiren Financial; 2) exercising all the shareholder’s rights and shareholder’s voting rights that I am entitled to under the relevant PRC laws and Yiren Financial’s Articles of Association, including but not limited to the sale, transfer, pledge, or disposition of My Shareholding in part or in whole; and 3) designating and appointing on my behalf the legal representative, directors, supervisors, chief executive officer, and other senior management members of Yiren Financial.

Without limiting the generality of the powers granted hereunder, the WFOE shall have the power and authority to, on my behalf, execute all the documents I shall sign as stipulated in the Amended and Restated Exclusive Option Agreement entered into by and among myself, the WFOE, and Yiren Financial on December 19, 2019 and the Amended and Restated Equity Pledge Agreement entered into by and among me, the WFOE, and Yiren Financial on December 19, 2019 (including any modifications, amendments, and restatements thereto, collectively referred to as the “Transaction Documents”), and perform the terms of the Transaction Documents.

All the actions associated with My Shareholding conducted by the WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by the WFOE shall be deemed as executed by me.  I hereby acknowledge and ratify those actions and/or documents by the WFOE.

The WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. If required by PRC laws, the WFOE shall designate a PRC citizen to exercise the aforementioned rights.

During the period that I am a shareholder of Yiren Financial, this Power of Attorney shall be irrevocable and continuously effective and valid from the date of execution of this Power of Attorney.

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to the WFOE through this Power of Attorney, and shall not exercise such rights by myself.

This Power of Attorney is written in Chinese and English.  The Chinese version and English version shall have equal legal validity.

I entered into a Power of Attorney dated May 17, 2018 (the “Prior Power of Attorney”), which will be terminated and replaced in its entirety and in all aspects by this Power of Attorney.

Fanshun KONG

By:	/s/ Fanshun Kong
Date:	December 19, 2019

Accepted by:

Chongqing Heng Yu Da Technology Co., Ltd.

By:	/s/ Ning Tang
Name:	Ning TANG
Title:	Legal Representative

Acknowledged by:

Yiren Financial Information Services (Beijing) Co., Ltd.

By:	/s/ Ning Tang
Name:	Ning TANG
Title:	Legal Representative

Power of Attorney

I, Yan TIAN, a People’s Republic of China (“China” or the “PRC”) citizen with PRC Identification Card No.: *****, and a holder of 7.96% of the entire registered capital in Yiren Financial Information Services (Beijing) Co., Ltd. (“Yiren Financial”) as of the date when the Power of Attorney is executed, hereby irrevocably authorize Chongqing Heng Yu Da Technology Co., Ltd. (“WFOE”) to exercise the following rights relating to all equity interests held by me now and in the future in Yiren Financial (“My Shareholding”) during the term of this Power of Attorney:

The WFOE is hereby authorized to act on my behalf as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including but not limited to: 1) attending shareholders’ meetings of Yiren Financial; 2) exercising all the shareholder’s rights and shareholder’s voting rights that I am entitled to under the relevant PRC laws and Yiren Financial’s Articles of Association, including but not limited to the sale, transfer, pledge, or disposition of My Shareholding in part or in whole; and 3) designating and appointing on my behalf the legal representative, directors, supervisors, chief executive officer, and other senior management members of Yiren Financial.

Without limiting the generality of the powers granted hereunder, the WFOE shall have the power and authority to, on my behalf, execute all the documents I shall sign as stipulated in the Amended and Restated Exclusive Option Agreement entered into by and among myself, the WFOE, and Yiren Financial on December 19, 2019 and the Amended and Restated Equity Pledge Agreement entered into by and among me, the WFOE, and Yiren Financial on December 19, 2019 (including any modifications, amendments, and restatements thereto, collectively referred to as the “Transaction Documents”), and perform the terms of the Transaction Documents.

All the actions associated with My Shareholding conducted by the WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by the WFOE shall be deemed as executed by me.  I hereby acknowledge and ratify those actions and/or documents by the WFOE.

The WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. If required by PRC laws, the WFOE shall designate a PRC citizen to exercise the aforementioned rights.

During the period that I am a shareholder of Yiren Financial, this Power of Attorney shall be irrevocable and continuously effective and valid from the date of execution of this Power of Attorney.

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to the WFOE through this Power of Attorney, and shall not exercise such rights by myself.

This Power of Attorney is written in Chinese and English.  The Chinese version and English version shall have equal legal validity.

I entered into a Power of Attorney dated May 17, 2018 (the “Prior Power of Attorney”), which will be terminated and replaced in its entirety and in all aspects by this Power of Attorney.

Yan TIAN

By:	/s/ Yan Tian
Date:	December 19, 2019

Accepted by:

Chongqing Heng Yu Da Technology Co., Ltd.

By:	/s/ Ning Tang
Name:	Ning TANG
Title:	Legal Representative

Acknowledged by:

Yiren Financial Information Services (Beijing) Co., Ltd.

By:	/s/ Ning Tang
Name:	Ning TANG
Title:	Legal Representative